UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2019

TimefireVR, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	814-00175	86-0490034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7150 E. Camelback Rd. Suite 444

Scottsdale AZ 85251

(Address of Principal Executive Offices, and Zip Code)

(602) 617-8888

Registrant’s Telephone Number, Including Area Code

_____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Entry into a Material Definitive Agreement

Item 1.01

Effective April 30, 2019 (the “Effective Date”) TimefireVR, Inc., a Nevada corporation (the “Company”) borrowed $50,000 from an institutional investor and issued the investor a 20% Original Issue Discount Convertible Promissory Note (the “April 2019 Note”) in the principal amount of $62,500. The April 2019 Note matures on July 29, 2019. The April 2019 Note is convertible into the Company’s common stock at $0.00125 per share.

Effective May 1, 2019, the Company borrowed $150,000 from another institutional investor and issued the investor a 20% Original Issue Discount Convertible Promissory Note substantially on the same terms as the April 2019 Note in the principal amount of $187,500 (the “May 2019 Note”). The May 2019 Note matures on July 30, 2019.

On the maturity dates, the Company shall pay the investors all outstanding principal. In the event of a default, each Note is payable by the Company at a price equal to 130% of the principal, 18% interest beginning with the event of default and late charges.

The foregoing description of the Notes is a summary only and is qualified in its entirety by the full text of the form of the Note, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Information concerning the Notes is incorporated by reference from Item. 1.01.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure included under Item 1.01 above, is incorporated by reference herein. The Notes, and the shares of common stock issuable upon conversion of the Notes (the “Shares”) have not been registered under the Securities Act of 1933 (the “Securities Act”) and were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder. Each investor acquired the securities for investment and acknowledged that it is an accreditor investor as defined by Rule 501 under the Securities Act. The Notes and the Shares may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Form of Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date May 3, 2019	TimefireVR Inc.

By: /s/ Jonathan Read
Name: Jonathan Read
Title: Chief Executive Officer